  July 15, 2020             Dear Fellow Stockholder,    The COVID‐19 crisis continues to rapidly evolve and market conditions remain uncertain. As always, but  within the lens of COVID‐19, the Board and management review many factors related to our business so that  Inventrust can make sound strategic decisions during this time. Some of these factors include:      The  heightened uncertainty around the nation’s economy.   The spike in COVID‐19 cases in our markets of Florida, Texas and Georgia, which are leading to  more government mandated business closures.   Our rent collection rates, now and in the future.   The low participation level in the dividend reinvestment plan (“DRP”). The small dollar amounts  collected from the DRP provided InvenTrust limited funds to repurchase shares through the share  repurchase program (“SRP”), now and in the future.    After evaluating these current dynamics, on June 11, 2020, InvenTrust announced the suspension of the  Company’s SRP and DRP effective July 11, 2020. This was not an easy decision for the Board and  management, but given the low participation levels and ongoing economic uncertainty, we deemed it the  prudent course of action. We understand the SRP was an important source of liquidity for many shareholders  and will continue to periodically evaluate the reinstatement of these programs.    On June 26, 2020, before the SRP suspension, InvenTrust did repurchase all shares in the death, disability  and required minimum distribution SRP categories. Any SRP requests not repurchased in June will remain in  the SRP queue in the event InvenTrust reinstates the program. For shareholders in the DRP, all distributions  will be paid in the form of a check or ACH wire to their account starting with this July distribution payment.  Please review the Current Report filed June 11, 2020 for all of the details related to the Board’s actions.    Portfolio Performance    Despite these uncertain times, the financial strength of InvenTrust has provided the Board of Directors  the confidence to maintain our current dividend rate, which will be paid out in July. We believe the strength of  our portfolio, our people and our financial position has never been more evident than the first half of 2020.  Our portfolio of assets focused on essential retail and services is providing us financial stability during these  times of economic disruption.     A total of 83% of our centers are anchored by a grocer and, at the time of printing, InvenTrust’s second  quarter rent collection was about 77%. The essential nature of our  centers and tenants puts our rent received  at the top end of the range compared to our retail peers. It is also important to note that our operating teams  have been working diligently with our tenants to assist them in reopening, as well as adapting to retail post

COVID‐19. Having our regional offices within a two hour drive of 90% of our assets is a key strategic  advantage for InvenTrust. We understand our markets. We understand the needs of our tenants. We can  react quickly to changes or new trends in a market improving the potential income and occupancy rates of  our assets. For example, we recently rolled out two portfolio initiatives to assist our retailers: outside dining  and easy pickup. For outside dining, we have identified common areas at most of our centers where  restaurants can offer additional seating using tents, tables and chairs. We also established our own branded  “easy pickup” locations at our properties. These dedicated pickup spaces and signage in our shopping centers  assist our tenants with order fulfillment and contactless transactions.     InvenTrust’s strong balance sheet, featuring low leverage, liquidity to satisfy our commitments, and  thoughtfully managed maturities, is a key element to maintaining our financial strength. Despite the strength  of our platform, there are still a number of macro areas we need to focus on in the near‐term. As I mentioned,  the recent spikes in COVID‐19 cases in some of our Sun Belt markets is concerning. Earlier in the year,  InvenTrust’s markets experienced fewer cases and businesses were able to operate close to full capacity.  Now, some economic interruption in these new “hot spots” seems likely and how that might affect our  tenants and future rent collection is unclear. I want to reiterate we will closely monitor the evolving situation  and provide additional information as necessary. For now there is no change to InvenTrust’s distribution  rate. Each shareholder of record as of the close of business on June 30, 2020 will receive $0.019 per share.     As we continue to increase our outreach to our shareholders, in late summer (date to be announced) we  will conduct our third webcast of the year after our second quarter results are released. At InvenTrust, we will  continue to work hard for our shareholders and our focus is on the long‐term success of our company despite  the short‐term disruption we may experience. As always, if you have any questions, please call 855‐377‐0510  or send an email to investorrelations@inventrustproperties.com.    Stay safe and healthy.     Sincerely,     INVENTRUST PROPERTIES CORP.          Thomas P. McGuinness  President, CEO  Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements. This letter does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted. Furthermore, nothing in this letter is intended to provide tax, legal or investment advice. You should consult your business advisor, attorney and/or tax and accounting advisor regarding your specific business, legal or tax situation. During a given Redemption period, IVT may reach its repurchase limit for such period equal to 5% of the weighted-average number of shares outstanding, meaning your repurchase request may not be processed for redemption or you will only receive a proration of your request redeemed.